DTE ENERGY AG A F INANCIAL FORUM M AY 1 9 - 2 0 , 2 0 2 1 EXHIBIT 99.1

Safe harbor statement 2 The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “would,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This document contains forward-looking statements about DTE Energy’s and DT Midstream’s financial results and estimates of future prospects, and actual results may differ materially. This document contains forward-looking statements about DTE Energy’s intent to spin-off DT Midstream and DTE Energy’s preliminary strategic, operational and financial considerations related thereto. The statements with respect to the separation transaction are preliminary in nature and subject to change as additional information becomes available. The separation transaction will be subject to the satisfaction of a number of conditions, including the final approval of DTE Energy’s Board of Directors, and there is no assurance that such separation transaction will in fact occur. Many factors impact forward-looking statements including, but not limited to, the following: risks related to the spin-off of DT Midstream, including that the process of exploring the transaction and potentially completing the transaction could disrupt or adversely affect the consolidated or separate businesses, results of operations and financial condition, that the transaction may not achieve some or all of any anticipated benefits with respect to either business, and that the transaction may not be completed in accordance with DTE Energy’s expected plans or anticipated timelines, or at all; the duration and impact of the COVID-19 pandemic on DTE Energy and customers, impact of regulation by the EPA, the EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility of prices in the oil and gas markets on DTE Energy’s gas storage and pipelines operations and the volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility in prices in the international steel markets on DTE Energy’s power and industrial projects operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2020 Form 10-K and 2021 Form 10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric.

Introduction DTE Energy DT Midstream Appendix 3

Positioned to deliver significant shareholder value 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Definition of adjusted EBITDA (non-GAAP) included in the appendix 4 Continuing long track record of delivering value for shareholders with strong performance in 2020; well-positioned for 2021 ✓ Targeting 5% - 7% long-term operating EPS1 growth from 2020 original guidance midpoint ✓ 2021 operating EPS guidance provides growth of 7% from 2020 original guidance midpoint ✓ Increased 2021 dividend by 7% while maintaining strong balance sheet and credit profile ✓ Focusing on environmental, social and governance priorities Strategic separation of DTE and DTM • Positions DTE as a predominantly pure-play utility ✓ ~90% of operating earnings and investments in utility operations ✓ 5-year utility investment $2 billion higher than prior plan ✓ Delivering clean, safe, reliable and affordable energy in top-tier regulatory environment • Establishes DTM as an independent, natural gas midstream company ✓ Consistent with historical performance, on track to achieve 2021 adjusted EBITDA2 of $710 - $750 million and operating earnings guidance of $296 - $312 million ✓ Building on history of success with experienced management team ✓ Providing increased flexibility and opportunity for growth

1. Annualized dividend is the current consolidated pre-spin version of DTE; the spin is currently expected to occur mid-year 2021 and any post-spin guidance will be provided later in the process 2. Subject to Board approval 3. Reasonable proxy for combined annualized dividend - calculated using current disclosures; additional disclosures are expected to occur mid-year 2021 and any post-spin dividend guidance will be provided later in the process 5 Spin generates a combined dividend that is expected to be higher than DTE’s current, pre-transaction dividend Annualized dividend $2.12 $4.34 • Increased annualized dividend per share every year since 2010 • 7% dividend increase in 2021 • Spin generates a combined dividend that is expected to be higher than DTE’s forecasted, pre-transaction dividend − Expect 8% - 10% post-spin dividend increase from 2021 to 2022 versus planned 6% pre-spin − DTE Energy plans to continue a payout ratio and dividend growth target consistent with pure-play utility companies − DTM plans to establish a growing dividend with an initial level competitive with midstream peers More than 100 consecutive years of dividend payments 2009 2021 2022E ($ per share) 1 ~$4.70 - $4.803

Introduction DTE Energy DT Midstream Appendix 6

Focusing on our employees, customers and communities while delivering for investors 7 Employees • Recognized as a Gallup Great Workplace for the ninth consecutive year • Demonstrating a safe start to 2021 with industry-leading low OSHA rate • Building on our diversity, equity and inclusion focus with acceleration of commitment to build a better workplace Customers • Received MPSC order approving strategy which will further postpone the filing of an electric rate case until October, maintaining steady base rates through 2021 • Ranked in top quartile at both utilities for residential satisfaction by J.D. Power Community • Contributed to Habitat for Humanity effort to weather-proof low-income homes • Supported Detroit small businesses with grant to help navigate beyond the pandemic Investors • Strong start to 2021; on track to deliver 7% operating EPS1 growth from 2020 original guidance midpoint • Midstream spin on track for mid-year completion − Positions DTE Energy as a predominantly pure-play, best-in-class utility with 5% - 7% long-term operating EPS growth from 2020 original guidance base − Establishes DTM as an independent, natural gas midstream company with assets in premium basins connected to major demand markets and highly accretive organic growth opportunities on existing platforms 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

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# Numerous benefits for DTE Energy as a predominantly pure-play regulated utility

| | |
|---|---|
| Enhanced strategic focus | ✓ Premier, predominantly pure-play regulated electric and natural gas utility |
| Investments in growth opportunities | ✓ Substantially growing rate base with $17 billion of utility growth capital investment, a 13% increase over prior plan<br>✓ Aligned with aggressive ESG targets, net zero greenhouse gas emissions by 2050 |
| Distinguished growth profiles | ✓ 5% - 7% operating EPS[1] growth target from 2020 original guidance midpoint<br>– Targeting average annual operating earnings growth of 7% - 8% at DTE Electric and 9% at DTE Gas from 2020 original guidance midpoint |
| Improved investor alignment | ✓ Attracts shareholders desiring predictable, low-risk growth associated with regulated utilities |
| Seasoned management team | ✓ Track record of providing clean, safe, reliable and affordable energy to our customers and being a force for growth in the communities where we live and serve |
| Competitive dividends | ✓ Targeting dividend growth and payout ratio consistent with pure-play utility peers |

## Operating earnings transformation


55%
Today
Diversified energy company
15%
30%
70%
Post-transaction
Predominantly pure-play regulated utility
20%
10%

## Capital investment


65%
Previous 5-year plan
2020 - 2024
15%
20%
76%
Post-transaction 5-year plan
2021 - 2025
16%
8%
Electric utility
Gas utility
Non-utility

DTE

1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

8

Two high-quality utilities operating in a constructive regulatory environment 1. UBS, December 2020 (50 states and Washington, D.C.) 9 Ranking of U.S. regulatory jurisdictions1 (Michigan in tier 1) 10-month rate cases supported by legislation; recovery mechanisms for renewables and gas infrastructure; 5-year distribution planning Dan Scripps Chair Katherine Peretick Commissioner Tremaine Phillips Commissioner Michigan Public Service Commission 2021 - 2025 MPSC key objectives ✓ Empower customers to make informed utility choices ✓ Assure safe, secure and reliable utility services and infrastructure ✓ Assure accessible and affordable utility services through regulatory oversight ✓ Cultivate open and diverse communication and education 7 9 18 9 8 Tier 1 Tier 2 Tier 3 Tier 4 Tier 5

# DTE Electric progressing on key initiatives; accelerating distribution and generation investments

**Advancing our clean energy investments and plan to accelerate the modernization of our electric grid**

- Progressing toward net zero carbon emissions target by 2050
- Accelerating voluntary renewables program, one of the largest in the industry
- Announced commitment to build extensive electric vehicle charging network

**Created regulatory certainty**

- Delayed rate case filing with innovative plan to keep customer base rates unchanged through 2021
- Received approval to provide a one-time voluntary refund to further delay customer rate increases

**Targeting 7% - 8% long-term operating earnings[1] growth from 2020 original guidance midpoint**

- Investing in generation and distribution for clean and reliable energy
- Upgrading substations for load growth and to address aging infrastructure



Electric investment
(billions)
$12
~$1
$2
$4
$5
17%
$14
$2
$5
$7
2020 - 2024
previous plan
2021 - 2025
current plan
Distribution infrastructure
Base infrastructure
Renewables
Natural gas plant

DTE

1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

10

32% 50% 80% 100% MIGreenPower offers DTE Electric customers simple and affordable renewable energy solutions supporting wind and solar projects 11 • Program initiation: February 2017 • Over 30,000 customers • Over 900 MW subscribed • Average net cost to residential customer − Wind & solar program: 3.1 cents/kWh − Wind program: 2.2 cents/kWh • An average business customer using 1,000 kWh/month can attribute 100% of their energy use to renewable resources for ~$28/month DTE Electric carbon emissions reductionsDTE Electric - MIGreenPower New slide 20502040203020232005

# DTE Gas progressing on key initiatives; replacing aging infrastructure to reduce greenhouse gas emissions

**Advancing our clean energy investments and upgrading and replacing aging infrastructure**

- Targeting net zero greenhouse gas emissions by 2050
- Announced CleanVision Natural Gas Balance, the nation's first program to include both carbon offsets and renewable natural gas; executed agreement to secure forestry carbon offsets
- Progressing on major transmission renewal project
- Continuing main renewal upgrades and operational improvements; completed 206 main renewal miles in 2020

**Created regulatory certainty**

- Rate case settlement in August 2020 supports investment plans

**Targeting 9% long-term operating earnings[1] growth from 2020 original guidance midpoint**

- Investing in main renewal, pipeline and transmission integrity and technology innovation



Gas investment
(billions)
$3.0
$1.4
$1.6
$3.5
$0.5
$1.4
$1.6
Additional opportunity
2020 - 2024 previous plan
2021 - 2025 current plan
Infrastructure renewal
Base infrastructure

1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

DTE 12

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# CleanVision Natural Gas Balance helps reduce the carbon emissions footprint of DTE Gas customers through carbon offsets and RNG

### DTE Gas – Natural Gas Balance

- Program initiation: January 2021
- Customers: 2,400+
- RNG will be sourced by transforming landfill emissions and wastewater treatment plant by-products into usable gas
- Carbon offset program is focused on protecting Michigan forests that naturally absorb greenhouse gases
- Offers customers a way to affordably offset 25% to 100% of greenhouse gas emissions from an average home's natural gas use
- Partnered with Bluesource, the nation's largest carbon offset developer, on the Greenleaf Improved Forest Management project in Michigan's Upper Peninsula to protect and preserve forests

DTE Gas greenhouse gas emissions reductions


45%
65%
80%
100%
2005
2020
2030
2040
2050

DTE

13

Delivering premium results through disciplined planning and management 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Bloomberg as of 3/31/2021 14 2010 - 2020 operating EPS1 CAGR highest among Midwest pure-play utility peers Total shareholder return2 well above industry average 45% 73% 290% 1-year 5-year 10-year S&P 500 Utilities DTEMidwest pure-play peers DTE 7.2% 7.0% 7.0% 5.9% 5.6% 2.4%

# Maintaining long-term operating EPS[1] growth of 5% - 7% while becoming a predominantly pure-play utility

- 7.4% operating EPS growth (excluding Midstream) from 2020 original guidance midpoint to 2021 guidance midpoint
- Continuing 5% - 7% long-term operating EPS growth through significant milestones
  - Generating 90% of future operating earnings from regulated utilities
  - Delivering higher than targeted 5-year average utility operating earnings growth in early years of plan
  - Converting $1.3 billion of mandatory equity in 2022
  - Sunsetting REF business after 2021

DTE annualized operating EPS[2] excluding Midstream



5% - 7% CAGR
7.4%
$5.13
$5.51
2020 original guidance midpoint
2021 guidance midpoint
2022E
2023E
2024E
2025E

| Total DTE operating EPS midpoint | $6.61 | $7.07[3] |
|---|---|---|

DTE

1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix
2. Reasonable proxy for DTE operating EPS excluding Midstream; additional disclosures are expected to occur mid-year 2021 and any post-spin guidance will be provided later in the process
3. Guidance is with respect to the current consolidated pre-spin version of DTE; the spin is currently expected to occur mid-year 2021 and any post-spin guidance will be provided later in the process

15

Peer average Distinctive continuous improvement culture drives strong track record of cost management vs. peer average 1. Source: SNL Financial, FERC Form 1 and FERC Form 2; excluding electric fuel and purchase power and gas production expense 16 • Controlling costs while improving the customer experience and targeting rate increases below 3% − Productivity enhancements − Technology innovations − Automation − Infrastructure replacements − Transition to cleaner energy • Lowered average electric industrial customer rate 11% since 2012 All 10,000+ employees engaged in CI to surface and solve problems Average annual percentage change in O&M costs 2008 - 2019 Electric utility1 Gas utility1 3% 2% 1% 1% DTE Electric Peer average DTE Gas

Introduction DTE Energy DT Midstream Appendix 17

Well-positioned to be a premier, independent midstream company with assets in premium basins connected to major demand markets 18 • Disciplined capital deployment supported by strong fundamentals ‒ Strategically located assets serve robust, growing long- term demand centers • Capitalize on asset integration and utilization opportunities ‒ Leverage the scale and scope of our large asset platforms, services and capabilities • Pursue economically attractive opportunities ‒ Focus on carbon-reducing technologies associated with our current platforms • Grow cash flows supported by long-term firm revenue contracts ‒ Contracts include MVCs and demand charges that provide for fixed revenue commitments • Provide exceptional service to our customers ‒ Deliver safe, reliable, timely and cost-competitive service Our strategy • Experienced management team ‒ Proven record of asset operation, safety, reliability, construction, development and environmental stewardship • Integrated assets and service offerings, providing cash flow stability and opportunities for expansion ‒ Provide natural gas transportation, storage and gathering in key demand centers • Accretive growth opportunities and projects ‒ Assets serve major producing basins, key demand centers and liquid trading points • Strategically located assets in premier, low-cost production areas with access to demand centers ‒ Well-positioned to capitalize on growing production volumes in Marcellus / Utica and Haynesville basins • Stable cash flows supported by long-term contracts ‒ High percentage of revenue from long-term contracts with firm commitments • Strong financial position ‒ Balanced capital structure and increasing cash flows Our competitive strengths New slide

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# Premier, independent, mid-cap, gas-focused midstream C-Corp with a diverse portfolio of pipeline and gathering platforms

DT Midstream

- **DT Midstream, Inc.**
  - **Pipeline & Other** — 52% adjusted EBITDA[1] in Q1 2021
    - **Unconsolidated JV pipelines**
      - Generation - 50%
      - Millennium - 26%
      - NEXUS - 50%
      - Vector - 40%
    - **Consolidated pipelines**
      - Bluestone Lateral
      - LEAP Lateral
      - Birdsboro
      - Stonewall Lateral - 85%
    - **Storage**
      - Washington 10 Storage Complex - 91%
  - **Gathering** — 48% adjusted EBITDA in Q1 2021
    - Appalachia
    - Blue Union
    - Michigan Gathering
    - Susquehanna
    - Tioga

1. Definition of adjusted EBITDA (non-GAAP) included in the appendix

DT Midstream 19

Experienced, best-in-class management team with a proven track record of success 20 Robert Skaggs, Jr. Executive Chairman Over 35 years of experience in the energy industry; independent director on DTE board since 2017; prior to DTE, President and CEO of NiSource from 2005 to 2015; executed the spin of Columbia Pipeline in mid-2015 Jeffrey Jewell CFO Wendy Ellis General Counsel and Corporate Secretary Richard Redmond CAO Over 30 years of experience in the energy industry; joined DTE in 2011; prior to DTE, held various senior management positions at Goldman Sachs, Nexen Marketing, Engage Energy and Union Gas Over 28 years of experience in the energy industry, working in operational, engineering, construction and business development roles Over 25 years of experience in the energy industry, serving in various legal and general counsel capacities Over 40 years of experience in the energy industry, working in natural gas exploration, production, gathering and processing Over 25 years of experience in the energy industry, working in financial, accounting and risk management roles David Slater President and CEO Christopher Zona COO New slide

New slide

# Leading the industry in environmental, social and governance efforts

## Environmental

- Transitioning towards net zero greenhouse gas emissions by 2050; among the first in the midstream sector to establish such goal
- Among the first U.S. companies to report methane intensity data as part of the Natural Gas Sustainability Initiative (NGSI)
- Delivering clean and reliable energy to customers and their communities

## Social

- Focusing on the safety, diversity, well-being and success of our employees
- Serving our local communities through volunteering, foundation donations and revitalizing neighborhoods; ~$1.5 million in charitable contributions in 2019 / 2020
- Achieving top decile performance in the National Safety Council Safety Barometer Survey since 2015

## Governance

- Focusing on the oversight of environmental sustainability, social and governance practices
- Structuring as C-Corp with separate Executive Chairman and CEO
- Ensuring board, management and employee diversity
- Providing incentive plans tied to safety and customer satisfaction target

Annual GHG emissions
(million metric tons / year)


~30%
Net zero
2030 unabated
2030 target
2050 target

DT Midstream
21

Board of Directors committed to ethical and transparent governance practices 22 Robert Skaggs, Jr. Executive Chairman David Slater President and CEO Elaine Pickle Director Wright Lassiter, III Lead Independent Director Dwayne Wilson Director Current president and CEO of Henry Ford Health System; over 30 years of experience working in large, complex healthcare systems; prior to Henry Ford, was CEO of Alameda Health System in Oakland, CA Over 36 years of experience in the engineering, procurement and construction industry; previously, senior vice president of Fluor Corporation Currently a senior audit partner at Ernst & Young; significant experience as an audit partner serving upstream, midstream and energy services companies New slide Stephen Baker Director Former president of Union Gas, Enbridge; previously held the role of vice president and treasurer of Spectra Energy in Houston, TX Recently retired group president of commercial businesses for Southern Company Gas, a subsidiary of Southern Company; previously, vice president of energy supply for Green Mountain Energy Company Peter Tumminello Director

Fully integrated platform transporting production from premier, low-cost dry natural gas formations, to end markets and key demand centers 23 Pipeline & Other connect world-class basins to high-quality markets • 900 miles of FERC-regulated interstate pipelines that have interconnections with multiple interstate pipelines and LDCs • Gas storage assets with 94 Bcf of working gas capacity • 290 miles of lateral pipelines • Modern pipeline assets with limited maintenance capital Gathering serves some of the strongest geologies in growing basins • Dry gas gathering assets serving growing natural gas production in the premier, low-cost production areas of the Marcellus / Utica and Haynesville • Over 1,000 miles of pipelines, 113 compressor units with 234,000 horsepower and ~4.3 Bcf of dehydration and treating capacity Mid-Atlantic & LNG Eastern Canada Northeast Midwest Southeast Gulf Coast New slide

Industry demand markets feature positive long-term growth outlooks 1. Northeast and Mid-Atlantic represents total demand in DC, MD, MA, NJ, NY, PA, VA and WV 2. Includes residential, commercial, Mexican exports, fuel and transport Source: Wood Mackenzie 24 Demand growth is driven by the electric and industrial sector and LNG exports Demand growth is driven primarily by growth in gas-fired power generation Demand growth is driven by increased industrial usage and other industry fuel and transport demand Demand growth is driven primarily by growth in gas-fired power generation and industrial load 8.5 17.1 9.6 11.9 9.7 11.6 11.4 14.0 2021 2030 3.0 4.8 5.7 6.1 8.4 8.4 2021 2030 5.0 4.9 1.6 1.8 7.5 8.1 2021 2030 0.3 0.6 0.6 0.7 1.5 1.6 2021 2030 39.2 54.6 39% 17.1 19.3 14.1 14.8 2.4 2.9 New slide Power LNG exports Industrial Other2 Gulf Coast demand (Bcf/d) Midwest demand (Bcf/d) Northeast and Mid-Atlantic demand1 (Bcf/d) Eastern Canada demand (Bcf/d) 13% 5% 21%

Assets are backed by well-positioned, high-quality resources 1. Includes regional basis differential Source: Wood Mackenzie 25 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 2 4 6 8 10 12 14 16 18 20 22 ~18 Bcf/d of new supply is needed to meet expected demand $ / MMBtu High-qual i ty resources ensures gas wi l l continue to f low on DTM’s systems Susquehanna Gathering / Bluestone Blue Union / LEAP Appalachia Gathering System / Stonewall Gas Gathering Other Associated gas 2022 - 2024 drill supply curve1 (Bcf/d) New slide Bcf/d

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# Industry-leading disciplined growth

## Positioned for future success

- Targeting strong financial metrics in 2021
  - Consistent with historical performance, on track to achieve 2021 adjusted EBITDA[1] of $710 - $750 million and operating earnings[2] guidance of $296 - $312 million
  - ~4x debt / adjusted EBITDA
  - ~2x dividend coverage ratio[3]

## Building on historical success; well-positioned for the future

- Diversified counterparties with solid and improving credit profiles
- Strong, stable and predictable cash flows
- Focused on disciplined capital deployment supported by a flexible, well-capitalized balance sheet



Adjusted EBITDA
(millions)
7%
$665 - $703
$710 - $750
2020
original guidance
2021
guidance

1. Definition of adjusted EBITDA (non-GAAP) included in the appendix
2. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix
3. Subject to DTM Board approval. The dividend coverage ratio represents the total distributable cash flow ("DCF") divided by total dividends paid to investors. Definition of DCF (non-GAAP) included in the appendix

DT Midstream 26

Diversified asset base providing critical infrastructure and fully integrated wellhead to end market service 1. Definition of adjusted EBITDA (non-GAAP) included in the appendix Note: Reflects non-GAAP financial metric based on total contribution of company assets including proportionate interest in joint ventures 27 Q1 2021 adjusted EBITDA by demand area Q1 2021 adjusted EBITDA1 by segment Q1 2021 adjusted EBITDA by supply area Balanced portfol io and diversif ication de -risks cash f lows Pipeline & Other Gathering Gulf Coast Midwest Northeast & Mid-Atlantic Eastern Canada Marcellus / Utica Haynesville Other New slide

Consistent track record of successful development underpinned by premium financial returns which have outpaced other midstream companies 1. Definition of adjusted EBITDA (non-GAAP) included in the appendix 28 $82 $710 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 ✓ Washington 10 expansion (2008 & 2011) ✓ Millennium Pipeline in-service (2008) ✓ Vector phase 2 expansion (2009) ✓ Bluestone lateral and gathering system (2012) ✓ Appalachia Gathering System and Stonewall Gas Gathering System acquisition (2016) ✓ NEXUS Pipeline (2018) ✓ Birdsboro Pipeline (2019) ✓ Generation Pipeline acquisition (2019) ✓ Blue Union and LEAP acquisition (2019) ✓ LEAP Pipeline in-service (2020) Historical adjusted EBITDA1 growth (millions) New slide

New slide

# Highly stable cash flows backed by long-term fee-based contracts

- Revenue is predominantly from MVCs / demand charges and currently flowing gas
- Substantially all fee-based revenue with no commodity price exposure
  - Pipeline & Other includes regulated pipelines, storage and lateral pipelines; assets have long-term contracts and significant barriers to entry as it becomes increasingly difficult to build new pipes
  - Gathering assets include acreage dedications heavily supported by minimum volume commitments
- Existing production continues to flow based on low variable cost

2020 revenue from demand-based contracts and MVCs / flowing gas


~90%
98%
Contract credit provisions
Wholly-owned assets
Joint ventures

**Wholly-owned assets underpinned by long-term contracts with average life of ~9 years**

DT Midstream
29

New slide

# Pipeline & Other segment is comprised of critical, low-risk infrastructure

## Q1 2021 contribution composition[1]


Contract type

- Longer-term MVCs / demand charges
- Shorter-term contracts


Customer type

- LDCs & utilities
- Interstate pipelines
- Producers
- Gas marketers

### Stable cash flows

- Revenue is predominantly from MVCs / demand charges and currently flowing gas
- Substantially all fee-based revenue with no commodity price exposure
- Contracts are long-term, with an average remaining contract tenor of ~9 years

### Strong customer mix

- Diversified counterparties with solid credit profiles

**Stable transmission and storage assets with diverse customers and firm volumes**

1. Customer composition based on 2020 contribution and contract type composition is based on Q1 2021 revenues. Reflects non-GAAP financial metric based on total revenue contribution of DTM's various assets, including DTM's proportionate interest in joint ventures

DT Midstream 30

New slide

# High-quality Pipeline & Other segment backed by strong customers and fee-based demand charges

| | Ownership | Q1 2021 segment contribution[1] | Average contract tenor | Overview | Key customers |
|---|---|---|---|---|---|
| NEXUS Gas Transmission<br>Generation Pipeline | DT Midstream<br>50% interest<br>Enbridge<br>50% interest |  | ~9 years<br>~11 years | • NEXUS is a 256-mile, 1.4 Bcf/d pipeline linking Appalachia supply with Midwest and Ontario markets<br>• Generation is a 25-mile PUCO-regulated intrastate pipeline system in northern Ohio<br>• Diverse mix of demand pull and supply push customers<br>• Long-term capacity contracts with anchor shipper customers | Enbridge, DTE, Union Gas, Encino Energy LLC, CNX Gas |
| Millennium Pipeline Company, L.L.C. | DT Midstream<br>26.25% interest<br>TC Energy<br>47.50% interest<br>nationalgrid<br>26.25% interest |  | ~6 years | • 263-mile, 2.0 Bcf/d pipeline connecting Northeast Marcellus supply with Northeast markets<br>• West-to-east service fully contracted<br>• Invaluable outlet in an area in which new pipeline construction is infeasible | Cabot Oil & Gas Corporation, CPV Valley LLC, conEdison, KeySpan, SWN Southwestern Energy |
| Vector Pipeline | DT Midstream<br>40% interest<br>Enbridge<br>60% interest |  | ~14 years | • 348-mile, 2.8 Bcf/d pipeline connecting storage and Appalachia supply with Midwest, Northeast and Ontario markets<br>• Utility and FERC pipeline customers comprise majority of revenue<br>• Bi-directional capabilities increases optionality | We Energies, WPS Wisconsin Public Service, bp, NIPSCO, Enbridge, NEXUS Gas Transmission, Rover Pipeline |

1. Reflects non-GAAP financial metric based on total revenue contribution of DTM's various assets, including DTM's proportionate interest in joint ventures

DT Midstream 31

New slide

# High-quality Pipeline & Other segment backed by strong customers and fee-based demand charges

| | Q1 2021 segment contribution[1] | Average contract tenor | Overview | Key customers |
|---|---|---|---|---|
| LEAP |  | ~9 years | • 155-mile, 1.0 Bcf/d pipeline connecting Haynesville supply to the Gulf Coast<br>• Supported by MVCs and acreage dedication from Indigo Natural Resources | Indigo |
| Bluestone |  | ~6 years | • 65-mile, 1.2 Bcf/d pipeline connecting northeast Marcellus supply to Millennium and markets downstream<br>• Supported by demand charges and acreage dedication from Southwestern Energy and a long-term contract with Cabot Oil and Gas | SWN Southwestern Energy<br>Cabot Oil & Gas Corporation |
| Stonewall |  | ~9 years | • 68-mile, 1.5 Bcf/d pipeline connecting southwest Marcellus supply to multiple interstate pipelines<br>• JV between DT Midstream (85%) and Antero Midstream (15%)<br>• Supported by long-term contract with Antero Resources which includes an MVC | Antero Resources<br>Arsenal Resources |
| Birdsboro Lateral |  | ~18 years | • 14-mile pipeline supplying ~485 MW power plant in Pennsylvania<br>• Revenues are 100% backed by demand charge contract with the generation facility | Birdsboro Power LLC |
| Washington 10 Storage Complex |  | ~3 years | • 94 Bcf of storage in southeast Michigan<br>• DT Midstream owns 91%<br>• Strategically located, providing easy access to markets in the Midwest, Ontario and Northeast U.S. | WEC Energy Group<br>Enbridge<br>Panhandle Eastern Pipe Line Company, LP<br>Tenaska |

1. Reflects non-GAAP financial metric based on total revenue contribution of DTM's various assets, including DTM's proportionate interest in joint ventures

DT Midstream 32

# Gathering segment features strategically-located assets serving top-tier supply

New slide

## Q1 2021 contribution composition[1]


Contract type
MVCs / demand
Flowing gas
Non-MVC growth
Supply basin
Marcellus / Utica
Haynesville
Antrim

### Premier supply basins

- Gathering assets serve the Marcellus / Utica and Haynesville, which are the largest and among the most economic dry gas basins in the U.S.

### Favorable contract structures

- Revenue predominantly derived from MVCs or flowing gas volumes; providing visible and stable revenue generation
- Large dedicated acreage footprint
- Credit agreements enhance customer credit profiles

**Gathering systems located in the core of the two most economic dry natural gas basins in the U.S.**

1. Reflects non-GAAP financial metric based on total revenue contribution of DTM's various assets, including DTM's proportionate interest in joint ventures

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New slide

# Well-positioned assets are backed by substantial MVCs, acreage dedications and strong contract enhancements

| | Q1 2021 segment contribution[1] | Average contract tenor | Overview | Key customers |
|---|---|---|---|---|
| Blue Union Gathering System |  | ~13 years | • 343-mile gathering system in Haynesville basin in Louisiana and east Texas<br>• Capacity of over 2.0 Bcf/d, delivering gas to LEAP and other pipelines with access to the Gulf Coast markets<br>• Primary customer is Indigo Natural Resources, an experienced and well-capitalized producer<br>• Gathering agreement is supported by dedicated acreage and MVCs and contains strong credit provisions<br>• High-quality resource well-positioned on supply stack | Indigo<br>sabine oil & gas |
| Susquehanna Gathering System |  | Life of reserves | • 197-mile pipeline system (steel poly-pipeline) in Marcellus in northeast Pennsylvania<br>• Gathering capacity of up to 1.4 Bcf/d; the system delivers gas to the Bluestone Lateral<br>• Primary customer is Southwestern Energy, which has an MVC and credit enhancements<br>• Revenue projections are dependent primarily upon MVCs and volumes from currently-flowing wells | swn Southwestern Energy |
| Appalachia Gathering System |  | ~5 years | • 135-mile system serving dry gas production in north West Virginia and southwest Pennsylvania<br>• Capacity of up to 0.9 Bcf/d<br>• Serves diverse mix of customers and is supported by acreage dedications<br>• Strong interconnectedness north (NEXUS, TETCO) and south (Columbia Pipeline) | northeast Natural Energy<br>XTO<br>EQT<br>swn Southwestern Energy |
| Tioga<br><br>Michigan Gathering |  | ~15 years<br><br>~7 years | • Tioga Gathering System is a Pennsylvania system with a capacity of 0.14 Bcf/d; supported by an acreage dedication with Southwestern Energy<br>• Michigan Gathering System includes 336 miles of rich and dry gas gathering and intrastate pipelines with a capacity of up to 0.8 Bcf/d | swn Southwestern Energy<br>Consumers Energy Count on Us<br>Riverside |

1. Reflects non-GAAP financial metric based on total revenue contribution of DTM's various assets, including DTM's proportionate interest in joint ventures

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New slide

# Visibility into highly accretive growth projects

| Platforms | Regulation | Phase | Growth opportunities |
|---|---|---|---|
| Blue Union Gathering | | Early | Gathering build-outs |
| LEAP Lateral | | Early | Gathering build-outs / compression / market connections |
| NEXUS Pipeline | FERC | Early | Compression / market connections |
| Generation Pipeline | PUCO[1] | Early | Market connections |
| Tioga Gathering | | Early | Gathering build-outs |
| Stonewall Lateral | | Early / Mid | Gathering build-outs / compression / market connections |
| Appalachia Gathering | | Early / Mid | Gathering build-outs |
| Michigan Gathering | MPSC | Advanced | Service conversions |
| Susquehanna Gathering | | Advanced | Gathering build-outs / compression |
| Bluestone Lateral | NYPSC[2] | Advanced | Market connections |
| Vector Pipeline | FERC | Advanced | Compression / bi-directional service / market connections |
| Millennium Pipeline | FERC | Advanced | Compression / bi-directional service / market connections |
| Washington 10 Storage | MPSC / FERC | Advanced | Compression |

1. Public Utility Commission of Ohio
2. New York Public Service Commission

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V I S I T U S : D T E I N V E S T O R R E L AT I O N S 2 0 2 0 E S G R E P O R T 2 01 9 - 2 0 2 0 C O R P O R AT E C I T I Z E N S H I P H I G H L I G H T S

Introduction DTE Energy DT Midstream Appendix 37

2021 guidance DTE Electric $826 - $840 DTE Gas 202 - 212 Gas Storage & Pipelines 296 - 312 Power & Industrial Projects 147 - 163 Energy Trading 15 - 25 Corporate & Other (148) - (138) DTE Energy $1,338 - $1,414 Operating EPS $6.88 - $7.26 On track to achieve 2021 operating EPS1 guidance 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix (millions, except EPS) 38 Guidance is with respect to the current consolidated pre-spin version of DTE; any post-spin guidance will be provided later in the process

Cash flow and capital expenditures guidance 1. Guidance is with respect to the current consolidated pre-spin version of DTE; the spin is currently expected to occur mid-year 2021 and any post-spin guidance will be provided later in the process 2. Includes equity issued for employee benefit programs 3. Cash on hand from 2020 to be used for 2021 needs 39 2021 guidance1 Cash from operations2 $3.0 Capital expenditures (4.2) Free cash flow ($1.2) Dividends (0.8) Net cash ($2.0) Debt financing Issuances $2.1 Redemptions (0.5) Change in debt $1.6 Change in cash on hand ($0.4) 2021 guidance1 DTE Electric Base infrastructure $1,030 New generation 950 Distribution infrastructure 1,030 $3,010 DTE Gas Base infrastructure $325 Main renewal 295 $620 Non-utility $500 - $700 Total $4,130 - $4,330 (millions) Cash flow Capital expenditures (billions) 3

# Maintaining strong cash flow, balance sheet and credit profile

(billions)

**Planned equity issuances 2021 - 2023**



$1.3
Convertible equity units
$0.0 - $0.2
$0.0 - $0.2
2021
2022
2023
$1.3 - $1.7

- Issued $1 billion in green bonds
- Strong investment-grade credit rating
  - Spin transaction is credit enhancing allowing FFO[1] / Debt[2] target to be lowered from 18% to ~16%
- $4.1 billion of available liquidity at end of 1Q 2021

| Credit ratings | S&P | Moody's | Fitch |
| --- | --- | --- | --- |
| DTE Energy (unsecured) | BBB | Baa2 | BBB |
| DTE Electric (secured) | A | Aa3 | A+ |
| DTE Gas (secured) | A | A1 | A |

**Strong cash flows have reduced equity needs in plan; targeting low end of planned equity issuances in 2021**

DTE

1. Funds from Operations (FFO) is calculated using operating earnings
2. Debt excludes a portion of DTE Gas' short-term debt and considers 50% of the junior subordinated notes and 100% of the convertible equity units as equity

40

Utilities have provided solid rate base growth while achieving authorized returns 41 DTE Electric ROE 10.1% 10.1% 10.0% 10.0% 9.9% 2016 2017 2018 2019 2020 10.3% 10.1% 10.0% 10.0% 9.9% 2016 2017 2018 2019 2020 DTE Gas ROE Authorized ROE Earned ROE Authorized ROE Earned ROE $15.6 $16.5 $17.7 $18.9 $20.4 2016 2017 2018 2019 2020 DTE Electric rate base (billions) $3.7 $4.1 $4.4 $4.8 $5.2 2016 2017 2018 2019 2020 DTE Gas rate base (billions) New slide

DTE Electric • General rate case final order (U-20561) − Effective: May 15, 2020 − Rate recovery: $188 million − ROE: 9.9% − Capital structure: 50% equity, 50% debt − Rate base: $17.9 billion • Renewable energy plan (U-18232) − Received order: July 2020 − 350 MW of additional renewable energy by 2022 (225 MW of wind and 125 MW of solar) • Alternative rate case strategy (U-20835) − Received order: April 2021 − Delays rate case filing to October 2021 or later DTE Gas • General rate case filed February 2021 (U-20940) − Effective: January 1, 2022 − Rate recovery: $195 million − ROE: 10.25% − Capital structure: 52% equity, 48% debt − Rate base: $5.6 billion • Voluntary emissions offset plan (U-20839) − Received order: October 2020 − Comprised of a combination of both carbon offsets and Renewable Natural Gas (RNG) − 95% of planned emissions reduction is carbon emissions − 5% of planned emissions reduction is RNG DTE Electric and DTE Gas regulatory update 42 • Voluntary renewable plan (U-20713) − Filed settlement: April 2021 − Additional 420 MW in 2022; additional 380 MW from 2023 – 2025 − Order expected: June 2021 • Innovative, one-time customer refund regulatory liability (U-20921) − Received order: December 2020 − $30 million voluntary refund • Securitization filing (U-21015) − Filed: March 2021 − For River Rouge retirement and vegetation management program

Environmental, social and governance efforts are key priorities; aspiring to be the best in the industry 43 Environmental Transitioning towards net zero greenhouse gas emissions Delivering clean and reliable energy to customers Protecting our natural resources Social Focusing on the diversity, safety, well-being and success of our employees Committing to a strong culture provides a solid framework for success Revitalizing neighborhoods and investing in communities World-class volunteerism Governance Focusing on the oversight of environmental sustainability, social and governance Ensuring board diversity Providing incentive plans tied to safety and customer satisfaction targets

Award-winning commitment to being a top ESG employer in the country 44 Gallup Great Workplace Award 9 consecutive years Inclusion of women-owned businesses in their supply chains Overall excellence in diversity Superior corporate citizenship and community involvement Ambassadors Championing Excellence Award for commitment to supporting minority businesses America’s Most Responsible Companies 2021 Veteran friendly employer

Environmental sustainability is critical to the creation of long-term shareholder value 45 Driving collaboration in the fight against climate change • Leading by example with aggressive goal to achieve net zero carbon emissions by 2050 • Active participant in coalitions that advocate for strong environmental public policies • Key participant in Governor Whitmer’s initiative to develop and implement pathways to meet the state of Michigan’s economy-wide climate goals • Leading EEI’s strategic plan for effective federal climate policy Protecting our natural resources and promoting environmental sustainability through stewardship and conservation • Targeting a 25% reduction of energy, water and waste at our facilities by 2022 compared to 2016 levels • Providing habitats for hundreds of species of birds, mammals, fish and insects in our service territory • Over 35 sites certified under the Wildlife Habitat Council • Received Corporate Conservation Leadership award from the Wildlife Habitat Council for leadership in wildlife management • Corporate-wide certification to the ISO14001 Standard for Environmental Management Systems

Continuing the journey to provide clean and reliable energy to customers 1. Timing and mix subject to change 2. Majority retired in 2020 with remaining capacity planned to retire in 2021 46 Planned capacity additions 2020 – 20251 • Wind: 850 MW • Solar: 935 MW • Blue Water Energy Center: 1,100 MW Planned coal capacity retirements 2020 – 2025 • 2021 River Rouge: 272 MW2 • 2022 St. Clair: 1,065 MW • 2022 Trenton Channel: 495 MW Current renewable energy portfolio 1,800 MW capacity

77% 45% 30% 20% 20% 20% 2% 18% 20 - 25% 1% 17% 25 – 30% 2005 2023E 2030E More than doubling renewable energy by 2024 47 Cleaner generation mix River Rouge Trenton Channel Belle River Monroe 2022 2030 2040 St. Clair Renewables Natural gas Nuclear & other Coal 2021

A force for growth and prosperity in the Michigan communities we serve 48 48 World class volunteerism improves our communities and contributes to employee engagement Consistently recognized as a top employer Our efforts include education and mentoring programs Partnering with a correctional facility to train inmates to become tree trimmers upon their release 1,700 high school and college students hired or sponsored in 2019, providing experience in different office or skilled trade careers 1,000 individuals with multiple barriers to employment committed to be hired over the next five years $11 billion purchased from Michigan businesses since 2010 34,000 local jobs have been created as a result of our investments into our communities 50 companies nationwide received this honor from Points of Light Only company in Michigan to be recognized Revitalizing neighborhoods and investing in communities DTE’s commitment to community involvement has led to increasing customer satisfaction ratings and DTE being named #1 utility in the “Civic 50” by Points of Light

Health and safety of our people is a priority 49 • Multiple safety committees spanning all levels of the company providing input into seasonal safety plans, addressing unique challenges of each business unit • Regular employee safety training − Leading industry OSHA rate in 2020 with safest year on record − Established categories of highest risk work and include training on these activities in people’s daily work to mitigate risk of serious injuries − Embedded the concept in our culture that everyone at DTE is “200% accountable for safety” – 100% accountable for their own safety and 100% accountable for the safety of everyone around them • Received American Gas Association Safety Achievement Award for excellence in employee safety • Recognized in the top 2% of companies surveyed in company safety culture by the National Safety Council • Led the development of statewide COVID-19 prevention campaign aimed at young adults

Committed to diversity, equity and inclusion, creating an environment where all are welcome 50 Office of Diversity, Equity and Inclusion • Led by our CEO and key executive leaders, including a Director of Diversity, Equity and Inclusion • Focused on sustaining a diverse workforce which is representative of the communities we serve Commitment to create a diverse, equitable and inclusive workforce and supplier base influences our hiring strategies and business practices • Annual review of compensation practices to ensure equitable pay • Formal training programs including unconscious bias training for employees and leaders • Hiring people with disabilities and returning citizens • Over $700 million invested with diverse suppliers in 2020 as part of our award-winning supplier diversity program • Public advocacy and financial support − Michigan civil rights reform − Removing the digital divide − Equity funding for schools Differently-abled group Latinx professionals group Young professionals group LGBTQ group Black professionals group Family oriented group Asian and Middle Eastern group Veteran empowerment group Women’s group 9 active employee resource groups that promote a safe and welcoming environment, and offer professional development, networking, mentoring and support

Building on the momentum of the last decade, DTE is committed to Michigan investments and supplier diversity 51

Governance framework provides shareholder rights and enables sustainable value creation 52 average tenure~9yr 3 Directors added since 2018 33% gender or ethnically diverse 83% independent 2 10 4 8 Board diversity Best-in-class governance practices ✓ Lead Independent Director ✓ Stock ownership guidelines for non-employee Directors ✓ Majority voting standard ✓ Annual Director elections ✓ Established corporate governance guidelines ✓ Publication of Environmental, Social, Governance and Sustainability report ✓ Shareholder ability to call a special meeting ✓ No supermajority voting provisions to approve mergers or amend charter ✓ Overboard policy

Priorities Performance-based compensation elements Annual incentive metrics Long-term metrics Highly engaged employees • Employee engagement • Employee safety Top decile customer satisfaction • Customer satisfaction • Customer complaints Distinctive continuous improvement capability • Utility operating excellence • Customer satisfaction improvement Strong political & regulatory context • Customer satisfaction improvement • Utility operating excellence index Clear growth & value creation strategy • Relative TSR Superior & sustainable financial performance • EPS • Cash flow • Balance sheet health Executive management compensation plan is aligned with our core priorities 53

Reconciliation of reported to operating earnings (non-GAAP) 54 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.

Adjusted EBITDA and distributable cash flow (DCF) are non-GAAP measures 55 New slide Adjusted EBITDA is defined as GAAP net income attributable to DT Midstream before expenses for interest, taxes, depreciation and amortization, further adjusted to include our proportional share of net income from our equity method investees (excluding taxes, depreciation and amortization), and to exclude certain items we consider non-routine. We believe Adjusted EBITDA is useful to us and external users of our financial statements in understanding our operating results and the ongoing performance of our underlying business because it allows our management and investors to have a better understanding of our actual operating performance unaffected by the impact of interest, taxes, depreciation, amortization and non-routine charges noted in the table below. We believe the presentation of Adjusted EBITDA is meaningful to investors because it is frequently used by analysts, investors and other interested parties in our industry to evaluate a company’s operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending on accounting methods, book value of assets, capital structure and the method by which assets were acquired, among other factors. We use Adjusted EBITDA to assess our performance by reportable segment and as a basis for strategic planning and forecasting. Distributable Cash Flow (DCF) is calculated by deducting earnings from equity method investees, depreciation and amortization attributable to noncontrolling interests, cash interest expense, maintenance capital investment (as defined below), and cash taxes from, and adding interest expense, income tax expense, depreciation and amortization, certain items we consider non-routine and dividends and distributions from equity method investees to, Net Income Attributable to DT Midstream. Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings. We believe DCF is a meaningful performance measurement because it is useful to us and external users of our financial statements in estimating the ability of our assets to generate cash earnings after servicing our debt, paying cash taxes and making maintenance capital investments, which could be used for discretionary purposes such as common stock dividends, retirement of debt or expansion capital expenditures. Adjusted EBITDA and DCF are not measures calculated in accordance with GAAP and should be viewed as a supplement to and not a substitute for the results of operations presented in accordance with GAAP. There are significant limitations to using Adjusted EBITDA and DCF as a measure of performance, including the inability to analyze the effect of certain recurring and non-recurring items that materially affect our net income or loss. Additionally, because Adjusted EBITDA and DCF exclude some, but not all, items that affect net income and are defined differently by different companies in our industry, Adjusted EBITDA and DCF do not intend to represent net income attributable to DT Midstream, the most comparable GAAP measure, as an indicator of operating performance and are not necessarily comparable to similarly titled measures reported by other companies. Reconciliation of net income attributable to DT Midstream to Adjusted EBITDA or DCF as projected for full-year 2021 is not provided. We do not forecast net income as we cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divesture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, management is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, we are not able to provide a corresponding GAAP equivalent for Adjusted EBITDA or DCF.

Reconciliation of net income attributable to DT Midstream to Adjusted EBITDA 56 New slide (millions) 2008 2020 Net income attributable to DT Midstream $ 38 $ 312 Plus: Interest expense 7 113 Plus: Income tax expense 24 116 Plus: Depreciation and amortization 5 152 Plus: EBTDA from equity method investees1 31 154 Plus: Adjustments for non-routine items2 - (16) Less: Interest income (1) (9) Less: Earnings from equity method investees (22) (108) Less: Depreciation and amortization attributable to noncontrolling interests - (4) Adjusted EBITDA $ 82 $ 710 1. Includes share of our equity method investees’ earnings before taxes, depreciation and amortization, which we refer to as “EBTDA.” A reconciliation of earnings from equity method investees to EBTDA from equity method investees follows: 2008 2020 Earnings from equity method investees $ 22 $ 108 Plus: Depreciation and amortization from equity method investees 9 46 EBTDA from equity method investees $ 31 $ 154 2. Adjusted EBITDA calculation excludes certain items we consider non-routine. In 2020, adjustments for non-routine items were comprised of: (i) $20 million of proceeds from a post-acquisition settlement ($15 million post-tax) and (ii) $4 million of spin related transaction costs ($3 million post-tax).